EXHIBIT 10.3

RESTRICTED STOCK AGREEMENT

THIS RESTRICTED STOCK AGREEMENT is made as of the [●] day of [●], [●] (the “Grant Date”) by and between PAVmed Inc., a Delaware corporation (the “Company”), and [●] (“Grantee”).

WHEREAS, pursuant to the terms and conditions of the Company’s 2014 Long-Term Incentive Equity Plan, as amended (the “Plan”), the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) has authorized the grant to the Grantee of an award of Restricted Stock (as defined in the Plan) in the amount of [●] shares of the authorized but unissued common stock of the Company, $.001 par value (“Common Stock”), conditioned upon the Grantee’s acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan (capitalized terms used herein and not otherwise defined have the meanings set forth in the Plan); and

WHEREAS, the Company and the Grantee are party to that certain amended and restated employment agreement, dated as of March 15, 2019 (the “Employment Agreement”) and that certain indemnification agreement, dated as of [●] (the “Indemnification Agreement”); and

WHEREAS, the Grantee desires to acquire the Restricted Stock on the terms and conditions set forth in this Agreement and subject to the terms of the Plan;

IT IS AGREED:

1.       Grant of Restricted Stock. The Company hereby grants to the Grantee an award of Restricted Stock in the amount of [●] shares of the Common Stock (the “Restricted Shares”) on the terms and conditions set forth herein and subject to the provisions of the Plan.

2.       Consideration. The grant of the award of Restricted Stock is made in consideration of the services to be rendered by the Grantee to the Company.

3.       Vesting. Subject to the terms and conditions of the Plan and this Agreement, the Restriction Period (as defined in the Plan) shall expire as to all the Restricted Shares on April 1, 2024.

4.       Effect of Termination of Employment; Change of Control.

4.1.       Termination by the Grantee with Good Reason. If Grantee’s employment is terminated by the Grantee with “Good Reason” (as defined in the Employment Agreement), then the Restriction Period shall immediately expire as to all of the Restricted Shares and all of the Restricted Shares shall immediately vest upon such termination.

4.2.       Change of Control. If a Change of Control (as defined in the Indemnification Agreement) occurs at or prior to a termination of Grantee’s employment, then the Restriction Period shall immediately expire as to all of the Restricted Shares and all of the Restricted Shares shall immediately vest upon such Change of Control.

4.3.       Other Termination. If Grantee’s employment is terminated for any reason, other than with Good Reason by the Grantee, during the Restriction Period applicable to any of the Restricted Shares, then such Restricted Shares shall not vest and shall be forfeited upon such termination in accordance with Section 5, and neither the Company nor any Affiliate shall have any further obligations to the Grantee under this Agreement with respect to such Restricted Shares. In the event of a termination of Grantee’s employment simultaneously with a Change of Control, Section 4.2 shall govern.

5.       Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to any of the Restricted Shares, such Restricted Shares shall become vested and any Retained Distributions (as defined below) with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested. Any Restricted Shares and Retained Distributions with respect thereto that do not vest shall be forfeited to the Company and Grantee shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

6.       Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, none of the Restricted Shares nor the rights relating thereto (including any Retained Distributions with respect to such Restricted Shares) may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by the Grantee during the Restriction Period applicable to such Restricted Shares. Any attempt to assign, alienate, pledge, attach, sell, or otherwise transfer or encumber any Restricted Shares or the rights relating thereto during the applicable Restriction Period shall be wholly ineffective.

2

7.       Rights as Stockholder. The Restricted Shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Grantee will have the right to vote such Restricted Shares and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) Grantee will not be entitled to delivery of the stock certificate or certificates representing any Restricted Shares until the applicable Restriction Period shall have expired; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Shares during the applicable Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the applicable Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in the Plan or this Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

8.       Certificates. The Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of Grantee. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and this Agreement. Such certificates shall be deposited by Grantee with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and this Agreement.

3

9.       Withholding Tax.

9.1.       Not later than the date as of which an amount first becomes includible in the gross income of the Grantee for Federal income tax purposes with respect to the Restricted Stock, the Grantee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount (“Withholding Tax”). The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any Withholding Taxes from any payment of any kind otherwise due to the Grantee from the Company.

9.2.       Any required Withholding Tax may be paid:

9.2.1.       in cash by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; or

9.2.2.       provided that prior approval of the Committee has been obtained, in shares of Common Stock of the Company owned by Grantee, including vested Restricted Shares, by delivery of stock certificates in negotiable form or with stock powers or other instruments of assignment, each endorsed in blank, which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of Common Stock used for this purpose shall be valued at the Fair Market Value.

Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of “recapture” under Section 16(b) of the Securities Exchange Act of 1934; (ii) such shares of Common Stock may not be sold or transferred to the Company; or (iii) such transfer could create legal difficulties for the Company.

9.3.       Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant or vesting of the Restricted Stock or the subsequent sale of any Restricted Shares; and (b) does not commit to structure the Restricted Stock to reduce or eliminate the Grantee’s liability for Tax-Related Items.

4

9.4.       The Grantee may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) with respect to the Restricted Stock. Any such election must be made within thirty (30) days after the Grant Date. If the Grantee elects to make a Section 83(b) Election, the Grantee shall provide the Company with a copy of an executed version and satisfactory evidence of the filing of the executed Section 83(b) Election with the U.S. Internal Revenue Service. The Grantee agrees to assume full responsibility for ensuring that the Section 83(b) Election is actually and timely filed with the US Internal Revenue Service and for all tax consequences resulting from the Section 83(b) Election.

10.       Company Representations. The Company hereby represents and warrants to the Grantee that:

10.1.       the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

10.2.       the Restricted Stock, when issued and delivered by the Company to the Grantee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

11.       Grantee Representations. The Grantee hereby represents and warrants to the Company that:

11.1.       he is acquiring the Restricted Stock for his own account and not with a view towards the distribution thereof;

11.2.       he has received a copy of the Plan as in effect as of the date of this Agreement;

11.3.       he has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act, within the last 24 months and all reports issued by the Company to its stockholders;

11.4.       he understands that he is subject to the Company’s Insider Trading Policy and has received a copy of such policy as of the date of this Agreement;

11.5.       he understands that he must bear the economic risk of the investment in the Restricted Stock, which cannot be sold by him unless they are registered under the Securities Act of 1933 (“1933 Act”) or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

5

11.6.       in his position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to Section 9.3 above;

11.7.       he is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Restricted Stock in the absence of registration under the 1933 Act or an exemption therefrom as provided herein, and for so long as the Restricted Stock is unvested; and

11.8.       he is aware that the certificates evidencing the Restricted Stock shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.”

; and

11.9.       he is aware that, for so long as the Restricted Stock remains unvested, the certificates evidencing the Restricted Stock shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO A RESTRICTED STOCK AGREEMENT DATED AS OF [●], A COPY OF WHICH IS ON FILE WITH THE COMPANY, AND MAY NOT BE TRANSFERRED, PLEDGED OR DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS THEREOF.”

6

12.       Restriction on Transfer of Restricted Stock. Anything in this Agreement to the contrary notwithstanding, the Grantee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Restricted Shares acquired by Grantee unless (i) the Restricted Shares are registered under the 1933 Act, or in the event that they are not so registered, an exemption from the 1933 Act registration requirements is available thereunder and the Grantee has furnished the Company with notice of such proposed transfer and the Company’s legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt, and (ii) such transfer is in compliance with the Company’s Insider Trading Policy, as in effect at such time.

13.       Miscellaneous.

13.1.       Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier to the parties at their respective addresses set forth herein, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

13.2.       Conflicts with the Plan. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

13.3.       Grantee Rights. Nothing contained in this Agreement shall be deemed to confer upon Grantee any right to continued employment with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company to terminate Grantee in accordance with the provisions regarding such termination set forth in the Employment Agreement.

13.4.       Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

7

13.5.       Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Grantee and the Company.

13.6.       Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

13.7.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

13.8.       Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

[Signature Page Follows]

8

IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above:

PAVMED INC.

By:
Name:
Title:

GRANTEE:

[●]

[Signature Page to Restricted Stock Agreement]

9